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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported) December 23, 1993
                                                       -----------------

                         WESTERN DIGITAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

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
          Delaware                    1-8703            95-2647125
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(State or Other Jurisdiction       (Commission      (IRS Employer
of Incorporation)                  File Number)     Identification No.)
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
8105 Irvine Center Drive, Irvine, California                 92718
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(Address of Principal Executive Offices)                     (Zip Code)
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      Registrant's telephone number, including area code (714) 932-5000
                                                         --------------

                                     N/A
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

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Item 2.    ACQUISITION OR DISPOSITION OF ASSETS.
           On December 23, 1993, Western Digital Corporation ("Western
           Digital") sold its Irvine, California silicon wafer fabrication facility and related assets to the Semiconductor Products Sector of
           Motorola, Inc. ("Motorola") for approximately $110.6 million ($103.9 million in cash and a $6.7 million note payable over the 60-day period after closing), plus certain other considerations, including the assumption by Motorola of equipment leases associated with the facility.  Concurrent with the sale, Western Digital entered into a supply contract for at least two years whereby Motorola will supply
           Western Digital with a significant portion of its silicon wafer requirements.  The agreements with Motorola are a result of arms-length negotiations between the parties.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
           (c)     Exhibits.

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
 Exhibit          Description
- --------          -----------
1                Asset Purchase Agreement dated December 16, 1993 by and
                 between Motorola, Inc. and Western Digital regarding the
                 sale and purchase of Western Digital's wafer fabrication
                 facilities and certain related assets.

2                Supply Agreement dated December 16, 1993 by and between
                 Motorola, Inc. and Western Digital regarding the supply
                 of wafers to Western Digital.
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                                  SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WESTERN DIGITAL CORPORATION


Date: January 4, 1994                  By:   ROBERT L. ERICKSON
                                          Robert L. Erickson
                                          Vice President, Law and
                                          Secretary


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                                           EXHIBIT INDEX

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

    Exhibit                                                                             Sequentially
    Number                                  Description                                 Numbered Page
   ---------                               -------------                               ---------------
       1        Asset Purchase Agreement dated December 16, 1993 by and between
                Motorola, Inc. and Western Digital regarding the sale and purchase of Western Digital's wafer fabrication facilities and certain related assets.

       2        Supply Agreement dated December 16, 1993 by and between Motorola,
                Inc. and Western Digital regarding the supply of wafers to Western
                Digital (confidential treatment is being sought).
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